                                                                    Exhibit 99.2


                        DVI Receivables X, L.L.C. 1999-2
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


                                                    -----------------------------------------------------------------------------

                                                     Sept Report      Oct Report      Nov Report      Dec Report     Jan Report
                                                     for August      for September    for October    for November   for December
                                                      Activity         Activity        Activity        Activity       Activity
                                                    -----------------------------------------------------------------------------
I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
 Prior Payment Date:                                $  405,915.83    $          --   $          --   $          -- $           --
Available Funds:
     Contract payments received in this period      $2,171,387.16    $2,311,356.63   $2,179,999.02   $2,219,940.53 $ 2,372,840.15
     Sales, Use and Property Tax, Maintenance,
      Late Charges                                  $   51,170.03    $   55,627.13   $   58,842.01   $   45,295.51 $    55,395.76
     Prepayment Amount related to early
      termination in this period                    $          --    $          --   $    4,282.40   $          -- $    23,300.40
     August Collections distributed on August
      payment dates                                 $  (67,947.00)   $          --   $          --   $          -- $           --
     Proceeds received from recoveries on
      previously Defaulted Contracts                $          --    $          --   $          --   $          -- $           --
     Transfer from Reserve Account                  $    1,946.39    $    1,892.66   $    1,927.02   $    1,869.77 $     1,951.93
     Interest Earned on Collection Account          $    1,600.11    $    2,263.92   $    3,559.38   $    4,865.10 $     6,274.04
     Interest Earned on Affiliated SPG Account      $       42.18    $       50.38   $       84.29   $      126.54 $       199.87
     Amounts paid per Contribution & Servicing
      Agreement Section 7.01 - Substitution         $          --    $          --   $          --   $          -- $           --
     Amounts paid under Insurance Policies          $          --    $          --   $          --   $          -- $           --
     Any other amounts - Misapplied Cash            $ (101,415.00)   $          --   $          --   $          -- $           --
                                                    -----------------------------------------------------------------------------
     Total Available Funds                          $2,462,699.70    $2,371,190.72   $2,248,694.12   $2,272,097.45 $ 2,459,962.15
     Less Amounts to be Retained in Collection
      Account                                       $          --    $          --   $          --   $          -- $           --
                                                    -----------------------------------------------------------------------------
     AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH      $2,462,699.70    $2,371,190.72   $2,248,694.12   $2,272,097.45 $ 2,459,962.15
                                                    =============================================================================
     CUMULATIVE AMOUNT TO BE DISTRIBUTED                             $4,833,890.42   $7,082,584.54   $9,354,681.99 $11,814,644.15
                                                                     ============================================================

DISTRIBUTION OF FUNDS:
1.  To Trustee-Fees & Expenses *                    $          --    $          --   $          --   $          -- $           --
2.  To Servicer, any unreimbursed
     Nonrecoverable Advances or Servicer
     Advances                                       $          --    $          --   $          --   $          -- $           --
3.  To Servicer, Tax, Maintenance, Late
     Charges                                        $   51,170.03    $   55,627.13   $   58,842.01   $   45,295.51 $    55,395.76
4.  To Servicer, Servicing Fee and other
     Servicing Compensations                        $   20,010.71    $   19,097.25   $   18,174.13   $   17,083.11 $    15,986.88
5.  To USBank Portfolio Services as
     Successor Servicer                             $          --    $          --   $          --   $          -- $           --
6.  To Noteholders
       Class A1 Interest                            $          --    $          --   $          --   $          -- $           --
       Class A2 Interest                            $          --    $          --   $          --   $          -- $           --
       Class A3 Interest                            $          --    $          --   $          --   $          -- $           --
       Class A4 Interest                            $  282,530.55    $  282,530.55   $  282,530.55   $  282,530.55 $   282,530.55
       Class B Interest                             $    4,871.37    $    4,871.37   $    4,871.37   $    4,871.37 $     4,871.37
       Class C Interest                             $    9,976.73    $    9,976.73   $    9,976.73   $    9,976.73 $     9,976.73
       Class D Interest                             $    7,338.12    $    7,338.12   $    7,338.12   $    7,338.12 $     7,338.12
       Class E Interest                             $   12,061.17    $   12,061.17   $   12,061.17   $   12,061.17 $    12,061.17
       Class A1 Principal                           $          --    $          --   $          --   $          -- $           --
       Class A2 Principal
        (distributed after A1 Note matures)         $          --    $          --   $          --   $          -- $           --
       Class A3 Principal
        (distributed after A2 Note matures)         $          --    $          --   $          --   $          -- $           --
       Class A4 Principal
        (distributed after A3 Note matures)         $          --    $          --   $          --   $          -- $           --
       Class B Principal                            $          --    $          --   $          --   $          -- $           --
       Class C Principal                            $          --    $          --   $          --   $          -- $           --
       Class D Principal                            $          --    $          --   $          --   $          -- $           --
       Class E Principal                            $          --    $          --   $          --   $          -- $           --
7.  To Reserve Account for Requirement
     per Indenture Agreement Section 3.08
     (Provided no Amortization Event)               $          --    $          --   $          --   $          -- $           --
8.  To Issuer-Residual Principal and
     Interest and Reserve Account
     Distribution
    a)  Residual Interest
          (Provided no Restricting or
          Amortization Event in effect)             $          --    $          --   $          --   $          -- $           --
    b)  Residual Principal
          (Provided no Restricting or
          Amortization Event in effect)             $          --    $          --   $          --   $          -- $           --
    c)  Reserve Account Distribution
          (Provided no Restricting or
          Amortization Event in effect)             $          --    $          --   $          --   $          -- $           --
                                                    -----------------------------------------------------------------------------
TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH           $  387,958.68    $  391,502.32   $  393,794.07   $  379,156.56 $   388,160.58
                                                    =============================================================================
CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED                         $  779,461.00   $1,173,255.07   $1,552,411.62 $ 1,940,572.20
                                                                     ============================================================
End of Period Collection Account Balance
 (Includes Payments in Advance &
 Restricting Event Funds (If any))                  $          --    $          --   $          --   $          -- $           --
                                                    =============================================================================

* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.


                                                    --------------------------------------------------------------
                                                                      Aggregate
                                                      Feb Report      Amounts of      Previously       Net Amount
                                                     for January      Sept - Feb      Distributed     to Transfer
                                                       Activity        Reports        by Trustee       on Feb. 27
                                                    --------------------------------------------------------------
I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
 Prior Payment Date:                                $           --  $   405,915.83
Available Funds:
     Contract payments received in this period      $ 2,085,820.90  $13,341,344.39
     Sales, Use and Property Tax, Maintenance,
      Late Charges                                  $    61,204.96  $   327,535.40
     Prepayment Amount related to early
      termination in this period                    $    73,740.29  $   101,323.10
     August Collections distributed on August
      payment dates                                 $           --  $   (67,947.00)
     Proceeds received from recoveries on
      previously Defaulted Contracts                $           --  $           --
     Transfer from Reserve Account                  $ 2,704,121.62  $ 2,713,709.39
     Interest Earned on Collection Account          $     6,516.69  $    25,079.24
     Interest Earned on Affiliated SPG Account      $       219.07  $       722.33
     Amounts paid per Contribution & Servicing
      Agreement Section 7.01 - Substitution         $           --  $           --
     Amounts paid under Insurance Policies          $           --  $           --
     Any other amounts - Misapplied Cash            $           --  $  (101,415.00)

                                                    ------------------------------
     Total Available Funds                          $ 4,931,623.53  $16,746,267.68
     Less Amounts to be Retained in Collection
      Account                                       $           --
                                                    ------------------------------
     AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH      $ 4,931,623.53  $16,746,267.68
                                                    ==============================
     CUMULATIVE AMOUNT TO BE DISTRIBUTED            $16,746,267.68
                                                    ==============

DISTRIBUTION OF FUNDS:
1.  To Trustee-Fees & Expenses *                    $     6,091.58  $     6,091.58  $           --  $     6,091.58
2.  To Servicer, any unreimbursed
     Nonrecoverable Advances or Servicer
     Advances                                       $   852,738.34  $   852,738.34  $   852,738.34  $           --
3.  To Servicer, Tax, Maintenance, Late
     Charges                                        $    60,839.65  $   327,170.09  $   266,330.09  $    60,840.00
4.  To Servicer, Servicing Fee and other
     Servicing Compensations                        $     7,484.46  $    97,836.53  $    90,352.07  $     7,484.46
5.  To USBank Portfolio Services as
     Successor Servicer                             $     7,849.77  $     7,849.77  $           --  $     7,849.77
6.  To Noteholders
       Class A1 Interest                            $           --   $          --                  $           --
       Class A2 Interest                            $           --   $          --                  $           --
       Class A3 Interest                            $           --   $          --                  $           --
       Class A4 Interest                            $   282,530.55  $ 1,695,183.30  $ 1,695,183.30  $        (0.00)
       Class B Interest                             $     4,871.37  $    29,228.20  $    29,228.20  $        (0.00)
       Class C Interest                             $     9,976.73  $    59,860.38  $    59,860.38  $         0.00
       Class D Interest                             $     7,338.12  $    44,028.74  $    44,028.74  $        (0.00)
       Class E Interest                             $    12,061.17  $    72,367.01  $    72,367.01  $         0.00
       Class A1 Principal                           $           --  $           --  $           --  $           --
       Class A2 Principal
        (distributed after A1 Note matures)         $           --  $           --  $           --  $           --
       Class A3 Principal
        (distributed after A2 Note matures)         $           --  $           --  $           --  $           --
       Class A4 Principal
        (distributed after A3 Note matures)         $13,553,913.74  $13,553,913.74  $           --  $13,553,913.74
       Class B Principal                            $           --  $           --  $           --  $           --
       Class C Principal                            $           --  $           --  $           --  $           --
       Class D Principal                            $           --  $           --  $           --  $           --
       Class E Principal                            $           --  $           --  $           --  $           --
7.  To Reserve Account for Requirement
     per Indenture Agreement Section 3.08
     (Provided no Amortization Event)               $           --  $           --  $           --  $           --
8.  To Issuer-Residual Principal and
     Interest and Reserve Account
      Distribution
    a)  Residual Interest
         (Provided no Restricting or
         Amortization Event in effect)              $           --   $           -- $           --  $           --
    b)  Residual Principal
         (Provided no Restricting or
         Amortization Event in effect)              $           --   $           -- $           --  $           --
    c)  Reserve Account Distribution
         (Provided no Restricting or
         Amortization Event in effect)              $           --   $           -- $           --  $           --
                                                    --------------------------------------------------------------
TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH           $14,805,695.48   $16,746,267.68 $ 3,110,088.13  $13,636,179.55
                                                    ==============================================================
CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED        $16,746,267.68
                                                    ===============================
End of Period Collection Account Balance
 (Includes Payments in Advance &
 Restricting Event Funds (If any))                  $           --   $           --
                                                    ===============================

* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.


                                                      -----------------------------------------------------------------------------

                                                       Sept Report      Oct Report      Nov Report      Dec Report     Jan Report
                                                       for August      for September    for October    for November   for December
                                                        Activity         Activity        Activity        Activity       Activity
                                                      -----------------------------------------------------------------------------
II.  RESERVE ACCOUNT
     Beginning Balance                                $2,702,437.25   $2,702,437.25   $2,702,437.25   $2,702,437.25   $2,702,437.25
          -Add Investment Earnings                    $    1,946.39   $    1,892.66   $    1,927.02   $    1,869.77   $    1,951.93
          -Add Transfer from Certificate Account
           (To Satisfy Reserve Account Requirement)   $          --   $          --   $          --   $          --   $          --
          -Less Distribution to Certificate Account   $    1,946.39   $    1,892.66   $    1,927.02   $    1,869.77   $    1,951.93
                                                      -----------------------------------------------------------------------------
     End of Period Balance                            $2,702,437.25   $2,702,437.25   $2,702,437.25   $2,702,437.25   $2,702,437.25
                                                      =============================================================================
     Reserve Account Requirement
      (Lesser of: (i) Initial Reserve Account
      Required Amount, or (ii) Sum of Class A,
      Class B, Class C, Class D, and Class E
      Note Balances (Provided no
      Amortization Event))                            $2,702,437.25   $2,702,437.25   $2,702,437.25   $2,702,437.25   $2,702,437.25




                                                      -------------

                                                       Feb Report
                                                       for January
                                                        Activity
                                                      -------------
II.  RESERVE ACCOUNT
     Beginning Balance                                $2,702,437.25
          -Add Investment Earnings                    $    1,684.37
          -Add Transfer from Certificate Account
           (To Satisfy Reserve Account Requirement)   $          --
          -Less Distribution to Certificate Account   $2,704,121.62
                                                      -------------
     End of Period Balance                            $          --
                                                      =============
     Reserve Account Requirement
      (Lesser of: (i) Initial Reserve Account
      Required Amount, or (ii) Sum of Class A,
      Class B, Class C, Class D, and Class E
      Note Balances (Provided no
      Amortization Event))                            $          --

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004

                                             ----------------------------------------------------------------------------------
                                              Sept Report      Oct Report      Nov Report      Dec Report          Jan Report
                                              for August      for September    for October    for November        for December
                                               Activity         Activity        Activity        Activity            Activity
                                             ----------------------------------------------------------------------------------
III. CLASS A NOTE AGGREGATE
     PRINCIPAL BALANCE
     Beginning Aggregate Principal
      Balance of the Class A Notes           $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12

     Class A Overdue Interest, If Any        $           --   $           --   $           --   $           --   $           --
     Class A Monthly Interest                $   282,530.55   $   282,530.55   $   282,530.55   $   282,530.55   $   282,530.55
     Class A Overdue Principal, If Any       $           --   $           --   $           --   $           --   $           --
     Class A Monthly Principal               $           --   $           --   $           --   $           --   $           --
                                             --------------   --------------   --------------   --------------   --------------
     Ending Aggregate Principal
      Balance of the Class A Notes           $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12
                                             ==============   ==============   ==============   ==============   ==============


                                             --------------

                                              Feb Report
                                             for January
                                               Activity
                                             --------------
III. CLASS A NOTE AGGREGATE
     PRINCIPAL BALANCE
     Beginning Aggregate Principal
      Balance of the Class A Notes           $46,957,986.12

     Class A Overdue Interest, If Any        $           --
     Class A Monthly Interest                $   282,530.55
     Class A Overdue Principal, If Any       $           --
     Class A Monthly Principal               $13,553,913.74
                                             --------------
     Ending Aggregate Principal
      Balance of the Class A Notes           $33,404,072.38
                                             ==============

                                             ----------------------------------------------------------------------------------
                                              Sept Report      Oct Report      Nov Report      Dec Report          Jan Report
                                              for August      for September    for October    for November        for December
                                               Activity         Activity        Activity        Activity            Activity
                                             ----------------------------------------------------------------------------------
IV. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the
 Class A Notes
    Class A1                                 $           --   $           --   $           --   $           --   $           --
    Class A2                                 $           --   $           --   $           --   $           --   $           --
    Class A3                                 $           --   $           --   $           --   $           --   $           --
    Class A4                                 $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12
                                             -----------------------------------------------------------------------------------
                                             $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12
Class A Monthly Interest
    Class A1 (Actual Number Days/360)        $           --   $           --   $           --   $           --   $           --
    Class A2                                 $           --   $           --   $           --   $           --   $           --
    Class A3                                 $           --   $           --   $           --   $           --   $           --
    Class A4                                 $   282,530.55   $   282,530.55   $   282,530.55   $   282,530.55   $   282,530.55

Class A Monthly Principal
    Class A1                                 $           --   $           --   $           --   $           --   $           --
    Class A2                                 $           --   $           --   $           --   $           --   $           --
    Class A3                                 $           --   $           --   $           --   $           --   $           --
    Class A4                                 $           --   $           --   $           --   $           --   $           --
                                             -----------------------------------------------------------------------------------
                                             $           --   $           --   $           --   $           --   $           --
Ending Principal Balance of the
 Class A Notes
    Class A1                                 $           --   $           --   $           --   $           --   $           --
    Class A2                                 $           --   $           --   $           --   $           --   $           --
    Class A3                                 $           --   $           --   $           --   $           --   $           --
    Class A4           CUSIP 23334NAD0       $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12
                                             -----------------------------------------------------------------------------------
                                             $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12   $46,957,986.12
                                             ===================================================================================
    CLASS A4

    Interest Paid Per $1,000
                 Original Face $99,051,000        2.8523745        2.8523745        2.8523745        2.8523745        2.8523745

    Principal Paid Per $1,000
                 Original Face $99,051,000        0.0000000        0.0000000        0.0000000        0.0000000        0.0000000

    Ending Principal
                      Balance Factor              0.4740789        0.4740789        0.4740789        0.4740789        0.4740789




                                             --------------

                                              Feb Report
                                             for January
                                               Activity
                                             --------------
IV. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the
 Class A Notes
    Class A1                                 $           --
    Class A2                                 $           --
    Class A3                                 $           --
    Class A4                                 $46,957,986.12
                                             --------------
                                             $46,957,986.12
Class A Monthly Interest
    Class A1 (Actual Number Days/360)        $           --
    Class A2                                 $           --
    Class A3                                 $           --
    Class A4                                 $   282,530.55

Class A Monthly Principal
    Class A1                                 $           --
    Class A2                                 $           --
    Class A3                                 $           --
    Class A4                                 $13,553,913.74
                                             --------------
                                             $13,553,913.74
Ending Principal Balance of the
 Class A Notes
    Class A1                                 $           --
    Class A2                                 $           --
    Class A3                                 $           --
    Class A4           CUSIP 23334NAD0       $33,404,072.38
                                             --------------
                                             $33,404,072.38
                                             ==============
    CLASS A4

    Interest Paid Per $1,000
                 Original Face $99,051,000        2.8523745

    Principal Paid Per $1,000
                 Original Face $99,051,000      136.8377274

    Ending Principal
                      Balance Factor              0.3372411



                                             ----------------------------------------------------------------------------------
                                              Sept Report      Oct Report       Nov Report       Dec Report         Jan Report
                                              for August      for September     for October     for November       for December
                                               Activity         Activity         Activity         Activity          Activity
                                             ----------------------------------------------------------------------------------
V.  CLASS B NOTE PRINCIPAL BALANCE
                       CUSIP 23334NAE8

Beginning Principal Balance of the
 Class B Notes                               $ 800,772.51      $  800,772.51   $  800,772.51    $ 800,772.51      $  800,772.51

Class B Overdue Interest, If Any             $         --      $          --   $          --    $         --      $          --
Class B Monthly Interest                     $   4,871.37      $    4,871.37   $    4,871.37    $   4,871.37      $    4,871.37
Class B Overdue Principal, If Any            $         --      $          --   $          --    $         --      $          --
Class B Monthly Principal                    $         --      $          --   $          --    $         --      $          --
                                             ----------------------------------------------------------------------------------
Ending Principal Balance of the
 Class B Notes                               $ 800,772.51      $  800,772.51   $  800,772.51    $ 800,772.51      $  800,772.51
                                             ==================================================================================
Interest Paid Per $1,000
                 Original Face $4,054,000       1.2016197          1.2016197       1.2016197       1.2016197          1.2016197
Principal Paid Per $1,000
                 Original Face $4,054,000       0.0000000          0.0000000       0.0000000       0.0000000          0.0000000
Ending Principal
                 Balance Factor                 0.1975265          0.1975265       0.1975265       0.1975265          0.1975265


                                             ------------

                                              Feb Report
                                             for January
                                               Activity
                                             ------------
V.  CLASS B NOTE PRINCIPAL BALANCE
                       CUSIP 23334NAE8

Beginning Principal Balance of the
 Class B Notes                               $ 800,772.51

Class B Overdue Interest, If Any             $         --
Class B Monthly Interest                     $   4,871.37
Class B Overdue Principal, If Any            $         --
Class B Monthly Principal                    $         --
                                             ------------
Ending Principal Balance of the
 Class B Notes                               $ 800,772.51
                                             ============
Interest Paid Per $1,000
                 Original Face $4,054,000       1.2016197
Principal Paid Per $1,000
                 Original Face $4,054,000       0.0000000
Ending Principal
                 Balance Factor                 0.1975265


                                             ----------------------------------------------------------------------------------
                                              Sept Report      Oct Report        Nov Report       Dec Report        Jan Report
                                              for August      for September     for October      for November      for December
                                               Activity         Activity          Activity        Activity           Activity
                                             ----------------------------------------------------------------------------------
VI.  CLASS C NOTE PRINCIPAL BALANCE
                       CUSIP 23334NAF5

Beginning Principal Balance of the
 Class C Notes                               $ 1,600,545.00   $ 1,600,545.00   $ 1,600,545.00   $ 1,600,545.00    $ 1,600,545.00

Class C Overdue Interest, If Any             $           --   $           --   $           --   $           --    $           --
Class C Monthly Interest                     $     9,976.73   $     9,976.73   $     9,976.73   $     9,976.73    $     9,976.73
Class C Overdue Principal, If Any            $           --   $           --   $           --   $           --    $           --
Class C Monthly Principal                    $           --   $           --   $           --   $           --    $           --
                                             -----------------------------------------------------------------------------------
Ending Principal Balance of the
 Class C Notes                               $ 1,600,545.00   $ 1,600,545.00   $ 1,600,545.00   $ 1,600,545.00    $ 1,600,545.00
                                             ===================================================================================

Interest Paid Per $1,000
            Original Face $8,107,000              1.2306316        1.2306316        1.2306316        1.2306316         1.2306316

Principal Paid Per $1,000
            Original Face $8,107,000              0.0000000        0.0000000        0.0000000        0.0000000         0.0000000

Ending Principal
             Balance Factor                       0.1974275        0.1974275        0.1974275        0.1974275         0.1974275


                                             --------------

                                              Feb Report
                                             for January
                                               Activity
                                             --------------
VI.  CLASS C NOTE PRINCIPAL BALANCE
                       CUSIP 23334NAF5

Beginning Principal Balance of the
 Class C Notes                               $ 1,600,545.00

Class C Overdue Interest, If Any             $           --
Class C Monthly Interest                     $     9,976.73
Class C Overdue Principal, If Any            $           --
Class C Monthly Principal                    $           --
                                             --------------
Ending Principal Balance of the
 Class C Notes                               $ 1,600,545.00
                                             ==============

Interest Paid Per $1,000
            Original Face $8,107,000              1.2306316

Principal Paid Per $1,000
            Original Face $8,107,000              0.0000000

Ending Principal
             Balance Factor                       0.1974275

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004

                                             ----------------------------------------------------------------------------------
                                              Sept Report      Oct Report      Nov Report      Dec Report          Jan Report
                                              for August      for September    for October    for November        for December
                                               Activity         Activity        Activity        Activity            Activity
                                             ----------------------------------------------------------------------------------
VII. CLASS D NOTE PRINCIPAL BALANCE
                       CUSIP 23334NAG3

Beginning Principal Balance of the
 Class D Notes                               $1,067,363.34    $1,067,363.34    $1,067,363.34    $1,067,363.34    $1,067,363.34

Class D Overdue Interest, If Any             $          --    $          --    $          --    $          --    $          --
Class D Monthly Interest                     $    7,338.12    $    7,338.12    $    7,338.12    $    7,338.12    $    7,338.12
Class D Overdue Principal, If Any            $          --    $          --    $          --    $          --    $          --
Class D Monthly Principal                    $          --    $          --    $          --    $          --    $          --
                                             ----------------------------------------------------------------------------------


Ending Principal Balance of the
 Class D Notes                               $1,067,363.34    $1,067,363.34    $1,067,363.34    $1,067,363.34    $1,067,363.34
                                             ==================================================================================
Interest Paid Per $1,000
            Original Face $5,405,000             1.3576546        1.3576546        1.3576546        1.3576546        1.3576546

Principal Paid Per $1,000
            Original Face $5,405,000             0.0000000        0.0000000        0.0000000        0.0000000        0.0000000

Ending Principal
                Balance Factor                   0.1974770        0.1974770        0.1974770        0.1974770        0.1974770


                                             -------------

                                              Feb Report
                                              for January
                                                Activity
                                             -------------
VII. CLASS D NOTE PRINCIPAL BALANCE
                       CUSIP 23334NAG3

Beginning Principal Balance of the
 Class D Notes                               $1,067,363.34

Class D Overdue Interest, If Any             $          --
Class D Monthly Interest                     $    7,338.12
Class D Overdue Principal, If Any            $          --
Class D Monthly Principal                    $          --
                                             -------------

Ending Principal Balance of the
 Class D Notes                               $1,067,363.34
                                             =============
Interest Paid Per $1,000
            Original Face $5,405,000             1.3576546

Principal Paid Per $1,000
            Original Face $5,405,000             0.0000000

Ending Principal
                Balance Factor                   0.1974770





                                             ---------------------------------------------------------------------------------
                                              Sept Report      Oct Report       Nov Report       Dec Report        Jan Report
                                              for August      for September     for October     for November      for December
                                               Activity         Activity         Activity         Activity          Activity
                                             ---------------------------------------------------------------------------------
VIII.  CLASS E NOTE PRINCIPAL BALANCE
                       CUSIP 23334NAH1

       Beginning Principal Balance of the
        Class E Notes                        $1,333,954.19    $1,333,954.19    $1,333,954.19    $1,333,954.19    $1,333,954.19

       Class E Overdue Interest, If Any      $          --    $          --    $          --    $          --    $          --
       Class E Monthly Interest              $   12,061.17    $   12,061.17    $   12,061.17    $   12,061.17    $   12,061.17
       Class E Overdue Principal, If Any     $          --    $          --    $          --    $          --    $          --
       Class E Monthly Principal             $          --    $          --    $          --    $          --    $          --
                                             ---------------------------------------------------------------------------------
       Ending Principal Balance of the
        Class E Notes                        $1,333,954.19    $1,333,954.19    $1,333,954.19    $1,333,954.19    $1,333,954.19
                                             =================================================================================
       Interest Paid Per $1,000
                 Original Face $6,756,000        1.7852530        1.7852530        1.7852530        1.7852530        1.7852530
       Principal Paid Per $1,000
                 Original Face $6,756,000        0.0000000        0.0000000        0.0000000        0.0000000        0.0000000
       Ending Principal
                     Balance Factor              0.1974473        0.1974473        0.1974473        0.1974473        0.1974473


                                             -------------

                                              Feb Report
                                              for January
                                                Activity
                                             -------------
VIII.  CLASS E NOTE PRINCIPAL BALANCE
                       CUSIP 23334NAH1

       Beginning Principal Balance of the
        Class E Notes                        $1,333,954.19

       Class E Overdue Interest, If Any      $          --
       Class E Monthly Interest              $   12,061.17
       Class E Overdue Principal, If Any     $          --
       Class E Monthly Principal             $          --
                                             -------------
       Ending Principal Balance of the
        Class E Notes                        $1,333,954.19
                                             =============
       Interest Paid Per $1,000
                 Original Face $6,756,000        1.7852530
       Principal Paid Per $1,000
                 Original Face $6,756,000        0.0000000
       Ending Principal
                     Balance Factor              0.1974473




                                             ---------------------------------------------------------------------------------
                                              Sept Report      Oct Report       Nov Report       Dec Report        Jan Report
                                              for August      for September     for October     for November      for December
                                               Activity         Activity         Activity         Activity          Activity
                                             ---------------------------------------------------------------------------------
IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE
     Beginning Residual Principal Balance    $1,601,269.70    $1,601,269.70    $1,601,269.70    $1,601,269.70    $1,601,269.70

     Residual Interest                       $          --    $          --    $          --    $          --   $          --
     Residual Principal                      $          --    $          --    $          --    $          --   $          --
                                             ---------------------------------------------------------------------------------
     Ending Residual Principal Balance       $1,601,269.70    $1,601,269.70    $1,601,269.70    $1,601,269.70    $1,601,269.70
                                             =================================================================================


                                             -------------

                                              Feb Report
                                              for January
                                                Activity
                                             -------------
IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE
     Beginning Residual Principal Balance    $1,601,269.70

     Residual Interest                       $          --
     Residual Principal                      $          --
                                             -------------
     Ending Residual Principal Balance       $1,601,269.70
                                             =============

                                             ---------------------------------------------------------------------------------
                                              Sept Report      Oct Report       Nov Report       Dec Report        Jan Report
                                              for August      for September     for October     for November      for December
                                               Activity         Activity         Activity         Activity          Activity
                                             ---------------------------------------------------------------------------------
X.   PAYMENT TO SERVICER
      -Collection period Servicer Fee        $   20,010.71    $   19,097.25    $   18,174.13    $   17,083.11    $   15,986.88
      -Servicer Advances Reimbursement       $          --    $          --    $          --    $          --    $          --
      -Less Netting Amount                   $          --    $          --    $          --    $          --    $          --
      -Tax, Maintenance, Late Charges,
       Bank Interest, and other amounts      $   51,170.03    $   55,627.13    $   58,842.01    $   45,295.51    $   55,395.76
                                             ---------------------------------------------------------------------------------
     Total amounts due to Servicer           $   71,180.74    $   74,724.38    $   77,016.14    $   62,378.62    $   71,382.64
                                             =================================================================================


                                             ------------------------------
                                                               Aggregate
                                              Feb Report       Amounts of
                                              for January      Sept - Feb
                                                Activity         Reports
                                             ------------------------------
X.   PAYMENT TO SERVICER
      -Collection period Servicer Fee        $   14,968.92    $  105,320.98
      -Servicer Advances Reimbursement       $  966,007.09    $  966,007.09
      -Less Netting Amount                   $ (113,268.75)   $ (113,268.75)
      -Tax, Maintenance, Late Charges,
       Bank Interest, and other amounts      $   61,204.96    $  327,535.40
                                             ------------------------------
     Total amounts due to Servicer           $  928,912.22    $1,285,594.72
                                             ==============================

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                                  ----------------------------------------------------------------------------------
                                                   Sept Report      Oct Report      Nov Report        Dec Report       Jan Report
                                                   for August      for September    for October      for November     for December
                                                    Activity         Activity        Activity          Activity         Activity
                                                  ----------------------------------------------------------------------------------
XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
 Aggregate Discounted Contract Balance,
   as defined in Indenture Agreement, at the
   beginning of the related Collection Period     $44,430,025.43   $43,992,492.57   $42,575,225.40   $40,553,626.45   $38,723,401.38

 Aggregate Discounted Contract Balance of
   Additional Contracts acquired during
   Collection Period                              $           --   $           --   $           --   $           --   $           --

 Decline in Aggregate Discounted
  Contract Balance                                $   437,532.86   $ 1,417,267.17   $ 2,021,598.95   $ 1,830,225.06   $ 1,766,822.55
                                                  ----------------------------------------------------------------------------------
 Aggregate Discounted Contract Balance, as
   defined in Indenture Agreement, at the
   ending of the related Collection Period        $43,992,492.57   $42,575,225.40   $40,553,626.45   $38,723,401.38   $36,956,578.83
                                                  ==================================================================================

 Components of Decline in Aggregate
   Discounted Contract Balance:
   - Principal portion of Contract Payments
     and Servicer Advances                        $   433,254.93   $ 1,417,267.17   $ 1,447,358.66   $ 1,212,237.41   $ 1,282,901.05
   - Principal portion of Prepayment Amounts      $           --   $           --   $     4,254.77   $           --   $           --
   - Principal portion of Contracts
     repurchased under Indenture Agreement
     Section 4.02                                 $           --   $           --   $           --   $           --   $           --
   - Aggregate Discounted Contract Balance of
     Contracts that have become Defaulted
     Contracts during the Collection Period       $     4,277.92   $           --   $   569,985.52   $   617,987.65   $   483,921.50
   - Aggregate Discounted Contract Balance of
     Substitute Contracts added during
     Collection Period                            $           --   $           --   $           --   $           --   $           --
   - Aggregate Discounted Contract Balance of
     Predecessor Contracts withdrawn during
     Collection Period                            $           --   $           --   $           --   $           --   $           --

                                                  ----------------------------------------------------------------------------------
        Total Decline in Aggregate
          Discounted Contract Balance             $   437,532.86   $ 1,417,267.17   $ 2,021,598.95   $ 1,830,225.06   $ 1,766,822.55
                                                  ==================================================================================

POOL B
 Aggregate Discounted Contract Balance,
   as defined in Indenture Agreement, at the
   beginning of the related Collection Period     $ 8,931,865.34   $ 8,517,206.90   $ 8,016,554.43   $ 7,332,773.59   $ 6,912,172.98

 Aggregate Discounted Contract Balance of
   Additional Contracts acquired during
   Collection Period                              $           --   $           --   $           --   $           --   $           --

 Decline in Aggregate Discounted
   Contract Balance                               $   414,658.44   $   500,652.47   $   683,780.84   $   420,600.61   $   514,704.70
                                                  ----------------------------------------------------------------------------------
 Aggregate Discounted Contract Balance,
   as defined in Indenture Agreement, at the
   ending of the related Collection Period        $ 8,517,206.90   $ 8,016,554.43   $ 7,332,773.59   $ 6,912,172.98   $ 6,397,468.28
                                                  ==================================================================================

 Components of Decline in Aggregate
   Discounted Contract Balance:
   - Principal portion of Contract Payments
     and Servicer Advances                        $   390,223.88   $   500,652.47   $   499,095.03   $   420,600.61   $   491,554.66
   - Principal portion of Prepayment Amounts      $           --   $           --   $           --   $           --   $    23,150.04
   - Principal portion of Contracts repurchased
     under Indenture Agreement Section 4.02       $           --   $           --   $           --   $           --   $           --
   - Aggregate Discounted Contract Balance of
     Contracts that have become Defaulted
     Contracts during the Collection Period       $    24,434.56   $           --   $   184,685.81   $           --   $           --
   - Aggregate Discounted Contract Balance of
     Substitute Contracts added during
     Collection Period                            $           --   $           --   $           --   $           --   $           --
   - Aggregate Discounted Contract Balance of
     Predecessor Contracts withdrawn during
     Collection Period                            $           --   $           --   $           --   $           --   $           --

                                                  ----------------------------------------------------------------------------------
        Total Decline in Aggregate
          Discounted Contract Balance             $   414,658.44   $   500,652.47   $   683,780.84   $   420,600.61   $   514,704.70
                                                  ==================================================================================

 AGGREGATE DISCOUNTED CONTRACT BALANCE
  AT THE END OF THE RELATED COLLECTION PERIOD     $52,509,699.47   $50,591,779.83   $47,886,400.04   $45,635,574.36   $43,354,047.11
                                                  ==================================================================================


                                                  ----------------

                                                    Feb Report
                                                   for January
                                                     Activity
                                                  ----------------
XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
 Aggregate Discounted Contract Balance,
   as defined in Indenture Agreement, at the
   beginning of the related Collection Period     $36,956,578.83

 Aggregate Discounted Contract Balance of
   Additional Contracts acquired during
   Collection Period                              $           --

 Decline in Aggregate Discounted
  Contract Balance                                $13,306,338.30
                                                  --------------
 Aggregate Discounted Contract Balance, as
   defined in Indenture Agreement, at the
   ending of the related Collection Period        $23,650,240.52
                                                  ==============

 Components of Decline in Aggregate
   Discounted Contract Balance:
   - Principal portion of Contract Payments
     and Servicer Advances                        $   931,324.38
   - Principal portion of Prepayment Amounts      $    73,264.44
   - Principal portion of Contracts
     repurchased under Indenture Agreement
     Section 4.02                                 $           --
   - Aggregate Discounted Contract Balance of
     Contracts that have become Defaulted
     Contracts during the Collection Period       $12,301,749.49
   - Aggregate Discounted Contract Balance of
     Substitute Contracts added during
     Collection Period                            $           --
   - Aggregate Discounted Contract Balance of
     Predecessor Contracts withdrawn during
     Collection Period                            $           --

                                                  --------------
        Total Decline in Aggregate
          Discounted Contract Balance             $13,306,338.30
                                                  ==============

POOL B
 Aggregate Discounted Contract Balance,
   as defined in Indenture Agreement, at the
   beginning of the related Collection Period     $ 6,397,468.28

 Aggregate Discounted Contract Balance of
   Additional Contracts acquired during
   Collection Period                              $           --

 Decline in Aggregate Discounted
   Contract Balance                               $   624,829.04
                                                  --------------
 Aggregate Discounted Contract Balance,
   as defined in Indenture Agreement, at the
   ending of the related Collection Period        $ 5,772,639.24
                                                  ==============

 Components of Decline in Aggregate
   Discounted Contract Balance:
   - Principal portion of Contract Payments
     and Servicer Advances                        $   464,694.53
   - Principal portion of Prepayment Amounts      $           --
   - Principal portion of Contracts repurchased
     under Indenture Agreement Section 4.02       $           --
   - Aggregate Discounted Contract Balance of
     Contracts that have become Defaulted
     Contracts during the Collection Period       $   160,134.50
   - Aggregate Discounted Contract Balance of
     Substitute Contracts added during
     Collection Period                            $           --
   - Aggregate Discounted Contract Balance of
     Predecessor Contracts withdrawn during
     Collection Period                            $           --

                                                  --------------
        Total Decline in Aggregate
          Discounted Contract Balance             $   624,829.04
                                                  ==============

 AGGREGATE DISCOUNTED CONTRACT BALANCE
  AT THE END OF THE RELATED COLLECTION PERIOD     $29,422,879.77
                                                  ==============

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

                                                 -------------------------------------------------------------------------

                                                      Sept Report        Oct Report         Nov Report        Dec Report
                                                      for August        for September      for October       for November
Lease #                 Lessee Name                    Activity           Activity          Activity          Activity
                                                 -------------------------------------------------------------------------

(See EXHIBIT A)

Pool A Total Discounted Present Value              $      4,277.92    $      4,277.92    $    574,263.44    $  1,192,251.09
Pool B Total Discounted Present Value              $     24,434.56    $     24,434.56    $    209,120.37    $    209,120.37
                                                   ------------------------------------------------------------------------
a)  Discounted Contract Balances of all
    Defaulted Contracts                            $     28,712.48    $     28,712.48    $    783,383.81    $  1,401,371.46
b)  ADCB at Closing Date                           $270,243,724.70    $270,243,724.70    $270,243,724.70    $270,243,724.70
c)  (Cannot Exceed 6% over the Life of the Pool)              0.01%              0.01%              0.29%              0.52%

                                                  ------------------------------------

                                                      Jan Report        Feb Report
                                                     for December       for January
                                                       Activity           Activity
                                                  ------------------------------------
Lease #                 Lessee Name

(See EXHIBIT A)

Pool A Total Discounted Present Value              $  1,676,172.59    $ 13,977,922.08
Pool B Total Discounted Present Value              $    209,120.37    $    369,254.87

a)  Discounted Contract Balances of all
    Defaulted Contracts                            $  1,885,292.96    $ 14,347,176.95
b)  ADCB at Closing Date                           $270,243,724.70    $270,243,724.70
c)  (Cannot Exceed 6% over the Life of the Pool)              0.70%              5.31%


* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $966,007.09 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.


XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)

                                                                                                            Predecessor
                                                                   Discounted            Predecessor         Discounted
Lease #                                                           Present Value            Lease #          Present Value
-------                                                         -----------------        -----------       ---------------
3024-003                                                        $    1,289,113.68          1667-003        $  1,466,069.44
            Cash                                                $      176,955.76
1743-004                                                        $    1,539,883.34          2425-001        $  1,890,612.33
3221-001                                                        $    1,496,892.51          2427-001        $  1,194,070.97
3323-002                                                        $    1,181,820.77          917-503         $    644,152.99
3323-002                                                        $    1,162,123.59          1004-503        $     77,559.49
                                                                -----------------
                                                                                           1048-501        $    896,884.04
                                                                                           1049-504        $    644,152.99
                                                                                           1050-504        $     85,901.56
                                                                                                           ---------------
            Totals:                                             $    6,846,789.65                          $  6,899,403.81

a) Discounted Contract Balances of All Prepaid Contracts                                                   $  6,899,403.81
b) ADCB of Pool A at Closing Date                                                                          $211,061,551.13
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                      3.27%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor
   Receivables                                                                           $       --
b) Total Discounted Contract Balance of Substitute
   Receivables                                                                           $       --
c) If (a) > (b), amount to be deposited in Collection
   Account per Contribution & Servicing Agreement 7.02                                   $       --


Changes in any of the above detail during the related
 Collection Period (August to January)                                                      YES [ ]             NO [X]

CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)

                                                                                                             Predecessor
                                                                   Discounted              Predecessor        Discounted
Lease #                                                            Present Value           Lease #           Present Value
-------                                                            -------------           -----------       --------------
NONE

                Totals:                                            $          --                             $           --

a) Discounted Contract Balances of All Prepaid Contracts                                                     $           --
b) ADCB of Pool B at Closing Date                                                                            $59,182,173.57
c) (Cannot Exceed 10% Over the Life of the Pool Unless
   Rating Agency Approves)                                                                                             0.00%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables    $          --
b) Total Discounted Contract Balance of Substitute Receivables     $          --
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement 7.02                     $          --

Changes in any of the above detail during the
 related Collection Period (August to January)                          YES [ ]                                   NO [X]

XIV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)

                                                                                                          Predecessor
                                                                    Discounted          Predecessor        Discounted
Lease #                                                            Present Value          Lease #         Present Value
-------                                                            -------------        -----------      ---------------
2841-001                                                           $  1,121,500.51        2207-001       $    551,274.29
2004383-1                                                          $    512,828.61        2207-002       $  1,160,782.50
2006209-2                                                          $    252,655.70        2207-003       $    181,136.33
            Cash                                                   $      6,208.31
2875-007                                                           $  1,629,015.55        2337-001       $  1,215,773.70
3024-003                                                           $  1,495,882.60        4283-401       $    286,487.54
                                                                                          2314-002       $  1,209,395.06
3718-005                                                           $  1,711,481.42        1969-003       $  1,251,411.72
                                                                   ----------------
                                                                                          1954-002       $    221,077.49
                                                                                          1954-003       $     74,796.06
                                                                                          1095.501       $    209,827.19
                                                                                                         ---------------
            Totals:                                                $   6,729,572.70                      $  6,361,961.88

a) Discounted Contract Balances of All Non-Performing
   Contracts and of all Contracts Substituted                                                            $  6,361,961.88
b) ADCB of Pool A at Closing Date                                                                        $211,061,551.13
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                    3.01%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                          $      --
b) Total Discounted Contract Balance of Substitute Receivables                           $      --
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement 7.02                                           $      --

Changes in any of the above detail during the related
 Collection Period (August to January)                                                       YES              NO  [X]

CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -GENERAL RIGHTS (POOL B)


                                                                                                               Predecessor
                                                                        Discounted         Predecessor          Discounted
Lease #                                                                 Present Value        Lease #           Present Value
-------                                                                 -------------      -----------        ---------------
NONE

           Totals:                                                                         $        --

a) Discounted Contract Balances of All Non-Performing
   Contracts and of all Contracts Substituted                                              $        --
b) ADCB of Pool B at Closing Date                                                                             $ 59,182,173.57
c) (Cannot Exceed 10% Over the Life of the Pool)                                                                         0.00%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor Receivables                            $        --
b) Total Discounted Contract Balance of Substitute Receivables                             $        --
c) If (a) > (b), amount to be deposited in Collection Account
   per Contribution & Servicing Agreement 7.02                                             $        --

Changes in any of the above detail during the related
 Collection Period (August to January)                                                        YES [ ]             NO [X]

                        DVI Receivables X, L.L.C. 1999-2
                                  L.L.C. 1999-2
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004

XV.  POOL PERFORMING MEASUREMENTS                        Sept Report          Oct Report         Nov Report
                                                         for August         for September        for October
1. Aggregate Discounted Contract Balance                  Activity             Activity           Activity
                                                       ----------------    ----------------    ----------------
   Contracts Delinquent > 90 days
      - This Month:                                    $   1,313,578.84    $   1,794,923.92    $   5,197,209.26
      -1 Month Prior:                                  $     585,498.14    $   1,313,578.84    $   1,794,923.92
      -2 Months Prior:                                 $     479,129.40    $     585,498.14    $   1,313,578.84
                                                       --------------------------------------------------------
      Total                                            $   2,378,206.38    $   3,694,000.89    $   8,305,712.01
   a) 3 Month Average:                                 $     792,735.46    $   1,231,333.63    $   2,768,570.67
      Total Outstanding Contracts
      - This Month:                                    $  52,509,699.48    $  50,591,779.83    $  47,886,400.04
      -1 Month Prior:                                  $  53,361,890.77    $  52,509,699.48    $  50,591,779.83
      -2 Months Prior:                                 $  56,675,631.01    $  53,361,890.77    $  52,509,699.48
                                                       --------------------------------------------------------
      Total                                            $ 162,547,221.26    $ 156,463,370.08    $ 150,987,879.35
   b) 3 Month Average:                                 $  54,182,407.09    $  52,154,456.69    $  50,329,293.12
   c) a/b                                                          1.46%               2.36%               5.50%

2. Does a Delinquency Condition Exist (1c > 6%)?                     NO                  NO                  NO
                                                       ----------------    ----------------    ----------------
3. Restricting Event Check
   A.  A Delinquency Condition Exists for
       Current Period?                                               NO                  NO                  NO
                                                       ----------------    ----------------    ----------------
   B.  An Indenture Event of Default has occurred
       and is then Continuing?*                                     YES                 YES                 YES
                                                       ----------------    ----------------    ----------------
4. Has a Servicer Event of Default Occurred?*                       YES                 YES                 YES
                                                       ----------------    ----------------    ----------------
5. Amortization Event Check
   A.  Is 1c > 8%?                                                   NO                  NO                  NO
                                                       ----------------    ----------------    ----------------
   B.  Bankruptcy, Insolvency, Reorganization,
       Default, Violation of any Covenant or
       Obligation not Remedied within 90 days?                      YES                 YES                 YES
                                                       ----------------    ----------------    ----------------
   C.  As of any Determination Date, the sum of all
       Defaulted Contracts since the Closing Date
       exceeds 6% of the ADCB on the Closing Date?                   NO                  NO                  NO
                                                       ----------------    ----------------    ----------------
6. Aggregate Discounted Contract Balance at
   Closing Date                                        $ 270,243,724.70    $ 270,243,724.70    $ 270,243,724.70

   Aggregate Discounted Contract Balances (A.D.C.B.)
     of Contracts listed as more than:
   A.D.C.B**
   30 Days Overdue                                     $   6,536,866.83    $  12,771,088.28    $   3,521,833.68
   60 Days Overdue                                     $   1,858,464.71    $   4,228,873.10    $   9,133,112.91
   90 Days Overdue                                     $     594,796.63    $     459,560.58    $   4,124,870.19
   120 Days Overdue                                    $     717,895.38    $     601,558.96    $     452,080.39
   150 Days Overdue                                    $         886.83    $     733,804.38    $     620,258.67
   180 Days Overdue                                    $             --    $             --    $             --
                                                       --------------------------------------------------------
                                                       $   9,708,910.37    $  18,794,885.30    $  17,852,155.85
   A.D.C.B at end of the collection period             $  52,509,699.48    $  50,591,779.83    $  47,886,400.04
   % OF TOTAL
   A.D.C.B
   30 Days Overdue                                               12.449%             25.243%              7.355%
   60 Days Overdue                                                3.539%              8.359%             19.072%
   90 Days Overdue                                                1.133%              0.908%              8.614%
   120 Days Overdue                                               1.367%              1.189%              0.944%
   150 Days Overdue                                               0.002%              1.450%              1.295%
   180 Days Overdue                                               0.000%              0.000%              0.000%

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.


XV.  POOL PERFORMING MEASUREMENTS                            Dec Report          Jan Report          Feb Report
                                                            for November        for December        for January
1. Aggregate Discounted Contract Balance                      Activity            Activity            Activity
                                                          ----------------    ----------------    ----------------
   Contracts Delinquent > 90 days
      - This Month:                                       $  13,759,998.90    $  13,750,649.34    $   1,792,469.30
      -1 Month Prior:                                     $   5,197,209.26    $  13,759,998.90    $  13,750,649.34
      -2 Months Prior:                                    $   1,794,923.92    $   5,197,209.26    $  13,759,998.90
                                                          --------------------------------------------------------
      Total                                               $  20,752,132.07    $  32,707,857.50    $  29,303,117.53
   a) 3 Month Average:                                    $   6,917,377.36    $  10,902,619.17    $   9,767,705.84
      Total Outstanding Contracts
      - This Month:                                       $  45,635,574.37    $  43,354,047.11    $  29,422,879.77
      -1 Month Prior:                                     $  47,886,400.04    $  45,635,574.37    $  43,354,047.11
      -2 Months Prior:                                    $  50,591,779.83    $  47,886,400.04    $  45,635,574.37
                                                          --------------------------------------------------------
      Total                                               $ 144,113,754.24    $ 136,876,021.52    $ 118,412,501.25
   b) 3 Month Average:                                    $  48,037,918.08    $  45,625,340.51    $  39,470,833.75
   c) a/b                                                            14.40%              23.90%              24.75%

2. Does a Delinquency Condition Exist (1c > 6%)?                       YES                 YES                 YES
                                                          ----------------    ----------------    ----------------
3. Restricting Event Check
   A.  A Delinquency Condition Exists for
       Current Period?                                                 YES                 YES                 YES
                                                          ----------------    ----------------    ----------------
   B.  An Indenture Event of Default has occurred
       and is then Continuing?*                                        YES                 YES                 YES
                                                          ----------------    ----------------    ----------------
4. Has a Servicer Event of Default Occurred?*                          YES                 YES                 YES
                                                          ----------------    ----------------    ----------------
5. Amortization Event Check
   A.  Is 1c > 8%?                                                     YES                 YES                 YES
                                                          ----------------    ----------------    ----------------
   B.  Bankruptcy, Insolvency, Reorganization,
       Default, Violation of any Covenant or
       Obligation not Remedied within 90 days?                         YES                 YES                 YES
                                                          ----------------    ----------------    ----------------
   C.  As of any Determination Date, the sum of all
       Defaulted Contracts since the Closing Date
       exceeds 6% of the ADCB on the Closing Date?                      NO                  NO                  NO
                                                          ----------------    ----------------    ----------------
6. Aggregate Discounted Contract Balance at
   Closing Date                                           $ 270,243,724.70    $ 270,243,724.70    $ 270,243,724.70

   Aggregate Discounted Contract Balances (A.D.C.B.)
     of Contracts listed as more than:
   A.D.C.B**
   30 Days Overdue                                        $   3,228,372.37    $   3,098,254.17    $   2,591,698.21
   60 Days Overdue                                        $     474,147.70    $     265,487.21    $   1,262,750.55
   90 Days Overdue                                        $   8,845,531.70    $     200,510.24    $     201,571.67
   120 Days Overdue                                       $   4,147,952.93    $   8,897,548.28    $     813,430.13
   150 Days Overdue                                       $     766,514.27    $   4,652,590.81    $     777,467.49
   180 Days Overdue                                       $             --    $             --    $             --
                                                          --------------------------------------------------------
                                                          $  17,462,518.97    $  17,114,390.72    $   5,646,918.06
   A.D.C.B. at end of the collection period               $  45,635,574.37    $  43,354,047.11    $  29,422,879.77
   % OF TOTAL
   A.D.C.B
   30 Days Overdue                                                   7.074%              7.146%              8.808%
   60 Days Overdue                                                   1.039%              0.612%              4.292%
   90 Days Overdue                                                  19.383%              0.462%              0.685%
   120 Days Overdue                                                  9.089%             20.523%              2.765%
   150 Days Overdue                                                  1.680%             10.732%              2.642%
   180 Days Overdue                                                  0.000%              0.000%              0.000%

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


EXHIBIT # A - DETAIL ON DEFAULTED CONTRACTS*



                                                      SCHEDULED
DEFAULT MONTH     CONTRACT #          POOL         DEFAULT AMOUNT
-------------     ----------          ----        ----------------
       Aug-03    9900321-401            A         $       4,277.92
       Aug-03    0000863-507            B         $      24,434.56
       Oct-03    0002413-001            A         $     569,985.52
       Oct-03    0001459-003            B         $     164,789.31
       Oct-03    0001459-004            B         $      19,896.50
       Nov-03    0002932-001            A         $     613,520.60
       Nov-03    9805562-403            A         $       4,467.05
       Dec-03    0002277-001            A         $     449,948.55
       Dec-03    9900373-401            A         $       7,623.08
       Dec-03    9901391-401            A         $      17,667.91
       Dec-03    9901524-701            A         $       8,681.96
       Jan-04    0001759-002            A         $       9,686.89
       Jan-04    0002178-002            A         $      52,163.19
       Jan-04    0002276-001            A         $     380,539.91
       Jan-04    0002276-002            A         $      63,633.14
       Jan-04    0002286-001            A         $     428,265.84
       Jan-04    0002286-002            A         $      71,935.56
       Jan-04    0002365-001            A         $      13,717.52
       Jan-04    0003307-001            A         $     784,048.46
       Jan-04    0003323-003            A         $     770,980.88
       Jan-04    0003718-005            A         $   1,708,976.06
       Jan-04    0002277-002            B         $      46,819.13
       Jan-04    9900976-401            A         $       5,270.49
       Jan-04    9901004-701            A         $       3,126.13
       Jan-04    0002256-001            A         $     392,478.67
       Jan-04    0002256-002            A         $      16,181.06
       Jan-04    0002256-003            A         $      21,636.49
       Jan-04    0002405-001            A         $   2,283,078.31
       Jan-04    0002405-002            A         $   2,234,657.42
       Jan-04    0002405-005            A         $   1,062,740.69
       Jan-04    0002414-001            A         $   1,998,632.76
       Jan-04    0001110-501            B         $     113,315.37





* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $966,007.09 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                        DVI Receivables X, L.L.C. 1999-2
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


DVIFS and USBPS were each involved in the preparation of this report, and each reviewed the procedures undertaken and decisions made by the other entity in connection therewith. Each of DVIFS and USBPS relied solely on the trustee and its records as to reported disbursements. With respect to the Contract data provided, USBPS's figures are based on original data from DVIFS, with respect to which DVIFS has performed a cash reconciliation. Although USBPS has reviewed the procedures used in and results of this cash reconciliation, USBPS cannot warrant this data and accordingly disclaims any liability for the accuracy of this data. USBPS performed the calculations made in this report and prepared the actual reports. Although DVIFS reviewed these calculations and the related reports and believes them to be accurate, DVIFS cannot warrant the calculations. USBPS is responsible only for its own calculations. Notwithstanding the foregoing, to the best knowledge of each of USBPS and DVIFS, this report is accurate and complete in all material respects and fairly states the matters set forth in this report.





/s/ Joseph A. Andries
----------------------------------------------------
APPROVED BY: JOSEPH A. ANDRIES,
             SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES



/s/ Montgomery W. Cornell
----------------------------------------------------
APPROVED BY: MONTGOMERY W. CORNELL,
             AUTHORIZED SIGNATORY OF DVI FINANCIAL SERVICES, INC.